UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

            Bermuda                   001-31468              Not Applicable
-------------------------------- -----------------------  -------------------
(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 30, 2004 Montpelier Re Holdings Ltd. issued a press release announcing that on the basis of currently available information the estimated net negative impact of losses from Hurricanes Charley, Frances, Ivan and Jeanne and Typhoons Songba and Chaba on the Company's results for the third quarter of 2004 is expected to be in the range of $185m-235m. The Company said that the estimate incorporated a reduction from $63 million to $55 million in the upper point of the range of the Company's previous estimate of the net impact of Hurricane Charley. The Company's Chairman, President and Chief Executive cautioned that the Company had yet to receive actual loss advices from a significant number of clients in respect of all four hurricanes and both typhoons, and accordingly the actual impact of losses from the hurricanes and typhoons on the Company's third quarter results might therefore vary materially from the estimate.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibit is filed as part of this report:

         99.1. Press Release of the Registrant dated as of September 30, 2004.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Montpelier Re Holdings Ltd.
                                       ---------------------------
                                            (Registrant)

         September 30, 2004            By: /s/ Neil McConachie
        --------------------           ----------------------------------
                Date                   Name:   Neil McConachie
                                       Title:  Chief Accounting
                                               Officer and Treasurer
                                               (chief accounting officer)


Index to Exhibits

Exhibit No.                Description
--------------------------------------
99.1          Press Release of the Registrant dated as of September 30, 2004.